EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officer(s) of Accelr8 Technology Corporation, a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the year ended July 31, 2008 (the "Form 10-KSB") of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: October 29, 2008                        By: /s/ Thomas V. Geimer
                                              Thomas V. Geimer,
                                              Chief Executive Officer,
                                              and Chief Financial Officer